                                                                Exhibit 10.82.2

                            SUPPLEMENTAL INDENTURE
                            ----------------------


          This Supplemental Indenture, dated as October 17, 1997, is by and between ITC/\DeltaCom, Inc., a Delaware corporation (the "Company"), and United
                                                         -------
States Trust Company of New York, a bank and trust company organized under the New York banking law (the "Trustee").
                           -------


                                    RECITALS
                                    --------

          WHEREAS, the Company and the Trustee have entered into an Indenture dated as of June 3, 1997 (the "Indenture"), pursuant to which the Company has
                               ---------
issued and has outstanding on the date hereof its 11% Senior Notes due 2007 (the "Notes");
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          WHEREAS, ITC Holding proposes to merge with and into the Company (the
"Merger");
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          WHEREAS, the Company wishes to make Fractional Share Cash Payments (as defined in this Supplemental Indenture) in connection with the Merger;

          WHEREAS, the Company has requested the Trustee to enter into this Supplemental Indenture to authorize the making of Fractional Share Cash Payments in connection with the Merger;

          WHEREAS, Section 9.01(5) of the Indenture permits the Company and the Trustee to amend or supplement the Indenture or the Notes without notice to or the consent of any Holder, provided, that, in the good faith opinion of the Board of Directors as evidenced by a Board Resolution, such change does not materially and adversely affect the rights of any Holder;

          WHEREAS, in the good faith opinion of the Board of Directors as evidenced by a Board Resolution delivered to the Trustee on the date hereof, the making of Fractional Share Cash Payments in connection with the Merger does not materially and adversely affect the rights of any Holder;

          NOW, THEREFORE, in consideration of the premises and mutual agreements set forth herein, the parties hereto agree as follows:
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          1.  DEFINED TERMS.  All capitalized terms used but not otherwise
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defined herein shall have the meanings ascribed to them in the Indenture.

          2.  EFFECTIVENESS.  This Supplemental Indenture shall be effective as
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of October 17, 1997.

          3.  AMENDMENT OF SECTION 1.01.  Section 1.01 of the Indenture is
              -------------------------
hereby amended by adding the following definition thereto between "fair market value" and "GAAP," which shall read in its entirety as follows:


              "Fractional Share Cash Payments" means payments of cash by the Company or any Restricted Subsidiary, in an aggregate amount not to exceed $50,000, in connection with or related to the merger of ITC Holding with and into the Company to holders of Common Stock and Preferred Stock issued by the Company, and to holders of options to purchase Common Stock assumed by the Company or out-standing at the time of such merger, in connection with or related to such merger in lieu of the issuance by the Company of fractional shares of Common Stock or Preferred Stock, as the case may be.


          4.  AMENDMENT OF SECTION 4.04.  The second paragraph of Section 4.04
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of the Indenture is hereby amended by adding the following provision after clause (ix) thereof:

          or (x) the payment by the Company or any Restricted
          Subsidiary of Fractional Share Cash Payments;


          5.  AMENDMENT OF SECTION 5.01.  Clause (A) following the second
              -------------------------
proviso of clause (iv) of Section 5.01 is hereby amended in its entirety to read as follows:

          (A) in connection with any such merger or consolidation, no consideration (except Capital Stock (other than Redeemable Stock) in the surviving Person or the Company (or a Person that owns directly or indirectly all of the Capital Stock of the surviving Person or the Company immediately following such transaction) and

                                      -2-
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          Fractional Share Cash Payments) shall be issued or
          distributed to the stockholders of the Company


          5.  MISCELLANEOUS.
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              (a)  The parties hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party hereto may reasonably request in order to carry out the intent and accomplish the purposes of this Supplemental Indenture and the consummation of the transactions contemplated hereby.

              (b) This Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Indenture and shall form a part thereof.

              (c) This Supplemental Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

              (d) Except as expressly amended hereby, all terms and provisions of the Indenture shall continue to be and shall remain in full force and effect and the Holders shall be entitled to all of the benefits thereof.

              (e) The section headings contained herein are for reference purposes only and shall not be deemed to be a part hereof or to affect the meaning or interpretation hereof.

              (f) This Supplemental Indenture may be executed in one or more counterparts, all of which taken together shall be deemed to constitute one and the same instrument.

                                      -3-
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          IN WITNESS WHEREOF, the Company and the Trustee have caused this
Supplemental Indenture to be duly executed as of the day and year first above written.


                                        ITC/\DELTACOM, INC.



                                        By: /s/ Douglas A. Shumate
                                           ------------------------------------
                                           Name:  Douglas A. Shumate
                                           Title:  Senior Vice President-Chief
                                                        Financial Officer


                                        UNITED STATES TRUST COMPANY
                                         OF NEW YORK



                                        By: /s/ Louis P. Young
                                           ------------------------------------
                                           Name: Louis P. Young
                                                -------------------------------

                                           Title: Vice President
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